Liquidity risk	12 Months Ended
Dec. 31, 2021
6. Liquidity Risk

6. Liquidity risk

Liquidity risk is the risk that the Company does not have sufficient financial resources to meet its obligations as they fall due, or will have to do so at an excessive cost. This risk arises from mismatches in the timing of cash flows which is inherent in lending operations and can be affected by a range of Company-specific and market-wide events.

Liquidity risk management

According to relevant laws and regulations, the funds obtained by a microfinance company from banking financial institutions may not exceed 50% of its net capital. As of December 31, 2021, the Company did not have funds obtained from banking financial institutions.

As all loans receivable of the Company are credit impaired, the Company is facing significant liquidity issue. Obligations to loans payable, State Taxation Administration, employees and service providers are all over due.